Exhibit 10.33

FOURTH AMENDMENT TO THE

CLUBCORP EMPLOYEE STOCK OWNERSHIP PLAN

This Amendment is made to be effective January 1, 2006, by ClubCorp, Inc., a Delaware corporation, formerly ClubCorp International, Inc. (“ClubCorp”).

WITNESSETH:

WHEREAS, ClubCorp maintains the ClubCorp Employee Stock Ownership Plan (“ESOP”);

WHEREAS, ClubCorp most recently amended and restated the ESOP, effective July 1, 2003, and the ESOP has been previously amended on three previous occasions;

WHEREAS, ClubCorp now desires to amend the ESOP to change the valuation date for Company Stock (as defined by the ESOP); and

WHEREAS, the ESOP may be amended by ClubCorp pursuant to the provisions of Article 15 of the ESOP.

NOW, THEREFORE, the ESOP is amended as follows, effective January 1, 2006:

1.	Existing Section 2.44 is deleted in its entirety and Sections 2.45 through 2.49 are re-numbered as Sections 2.44 through 2.48.

2.	A new Section 2.49 is inserted as follows:

“2.49 ‘Valuation Date’ means December 31 and such other dates as of which Company Stock is valued, as specified by the Plan Administrator.”

3.	Existing Section 6.01(2) is deleted in its entirety and the following is substituted in its place:

“6.01(2) Notwithstanding anything to the contrary contained herein, Company Stock shall be valued as of each Valuation Date by an independent appraiser selected and retained by the Trustee; provided, however, that in the event Company Stock is traded on a generally recognized market, the foregoing sentence shall not apply. Allocations pursuant to Article 5 shall use the most current available valuation of Company Stock.”

IN WITNESS WHEREOF, the Company has executed this Fourth Amendment to the ESOP in multiple copies on this 31st day of July, 2006, to be effective as set forth herein.

CLUBCORP, INC.

By:	/s/ Tom Henslee

Title:	Secretary

The Trustees consent to the provisions of this Fourth Amendment that affect their duties and responsibilities.

TRUSTEES:

/s/ Murray Siegel
Murray Siegel

/s/ Jack Lupton
Jack Lupton

/s/ Mary Cowser
Mary Cowser

/s/ Dave Woodyard
Dave Woodyard

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